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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   __________

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                October 26, 2005




                            AMERADA HESS CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



             DELAWARE              No. 1-1204              No. 13-4921002
         (State or Other          (Commission              (IRS Employer
         Jurisdiction of          File Number)           Identification No.)
          Incorporation)




                           1185 Avenue of the Americas
                            New York, New York 10036
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's Telephone Number, Including Area Code: (212) 997-8500
                                                           --------------


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.02. Results of Operations and Financial Condition.

     On October 26, 2005, Amerada Hess Corporation issued a news release reporting its results for the third quarter of 2005. A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.


Item 7.01. Regulation FD Disclosure.

     Furnished hereunder are the prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer of Amerada Hess Corporation, and John J. O'Connor, Executive Vice President and President, Worldwide Exploration and Production at a public conference call held on October 26, 2005. Copies of these remarks are attached, respectively, as Exhibit 99(2) and as
Exhibit 99(3) and are incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits

       99(1) News release dated October 26, 2005 reporting results for the third quarter of 2005.
       99(2) Prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer.
       99(3) Prepared remarks of John J. O'Connor, Executive Vice President and President, Worldwide Exploration and Production.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2005

                                             AMERADA HESS CORPORATION


                                             By:   /s/ John P. Rielly
                                                   -----------------------------
                                             Name:  John P. Rielly
                                             Title: Senior Vice President and
                                                      Chief Financial Officer



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EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99(1) News release dated October 26, 2005 reporting results for the third quarter of 2005.
99(2) Prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer.
99(3) Prepared remarks of John J. O'Connor, Executive Vice President and President, Worldwide Exploration and Production.



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